Accrued liabilities and other current liabilities - Schedule of Accrued Liabilities and Other Current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2021 USD ($)	Mar. 31, 2021 CNY (¥)	Mar. 31, 2020 CNY (¥)
Accrued Liabilities and Other Liabilities [Abstract]
Logistics expenses payables		¥ 16,594	¥ 18,688
Accrued advertising expenses		228	611
Advances from customers		3,534	7,825
Refund obligation of sales returns		1,543	1,345
Professional service fee accruals		3,449	5,046
Others		4,707	4,368
Total	$ 4,587	¥ 30,055	¥ 37,883